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                                                                    Exhibit (j)


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Financial Highlights, Transfer and Dividend Disbursing Agent, Legal Counsel and Independent Auditors" in Post Effective Amendment No. 3 under the Securities Act of 1933 and Amendment No. 21 under the Investment Company Act of 1940 to the Registration Statement (Form N-1A, No. 811-7384) and related Prospectus and Statement of Additional Information of Nicholas-Applegate Institutional Funds.

Los Angeles, California
July 9, 1999